Note 11 - Income Per Common Share	9 Months Ended
Jul. 31, 2023
Statement Line Items [Line Items]
Disclosure of earnings per share [text block]
11.	Income per common share:

(thousands of Canadian dollars, except shares outstanding and per share amounts)
	for the three months ended		for the nine months ended
	July 31	July 31	July 31	July 31
	2023	2022	2023	2022

Net income	$10,003	$5,720	$29,683	$16,229
Less: dividends on preferred shares	(247)	(247)	(741)	(741)
	9,756	5,473	28,942	15,488

Weighted average number of common shares outstanding	25,957,755	27,441,082	26,386,915	27,441,082

Income per common share:	$0.38	$0.20	$1.10	$0.56

Common shares associated with the Series 1 NVCC preferred shares are contingently issuable shares and would only have a dilutive impact upon issuance. There are 40,000 outstanding employee stock options that are dilutive; however, the impact on the Bank’s income per share calculation is de minimis.